UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2011
Integra LifeSciences Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26244	510317849

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

311 Enterprise Drive, Plainsboro, New Jersey	08536

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 609-275-0500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On June 9, 2011, Integra LifeSciences Holdings Corporation (“Integra”) entered into a Purchase Agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the initial purchasers (collectively, the “Initial Purchasers”), in connection with the offering and sale of $230 million (of which $30 million was issued upon exercise of the Initial Purchasers’ over-allotment option to purchase additional Notes) in aggregate principal amount of 1.625% convertible senior notes due 2016 (the “Notes”). A copy of the Purchase Agreement is attached as an exhibit to this report and is incorporated herein by reference (and this description is qualified in its entirety by reference to such document).
In connection with the pricing of the initial issuance of the Notes on June 9, 2011 and, in connection with the exercise of the over-allotment option on June 14, 2011, Integra entered into convertible note hedge transactions (together, the “Convertible Note Hedge Transactions”) with each of Deutsche Bank AG, London Branch, Royal Bank of Canada, The Royal Bank of Scotland plc and Wells Fargo Bank, National Association (the “Option Counterparties”). The Convertible Note Hedge Transactions cover, subject to customary anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of Integra’s common stock underlying the Notes, as described below. Concurrently with entering into the Convertible Note Hedge Transactions on each such date, Integra also entered into warrant transactions (together, the “Warrant Transactions”) with each of the Option Counterparties whereby Integra sold to the Option Counterparties warrants to purchase, subject to customary anti-dilution adjustments, up to the same number of shares of Integra’s common stock.
The Convertible Note Hedge Transactions are expected generally to reduce the potential dilution upon conversion of the Notes in the event that the market price per share of Integra’s common stock, as measured under the terms of the Convertible Note Hedge Transactions, is greater than the strike price of the Convertible Note Hedge Transactions, which initially corresponds to the conversion price of the Notes and is subject to anti-dilution adjustments substantially similar to those applicable to the conversion rate of the Notes. If, however, the market price per share of Integra’s common stock, as measured under the terms of the Warrant Transactions, exceeds the strike price of the warrants, there would nevertheless be dilution to the extent that such market price exceeds the strike price of the warrants. The strike price of the Warrant Transactions will initially be $70.05 per share of Integra’s common stock.
Copies of the confirmations relating to the Convertible Note Hedge Transactions and Warrant Transactions are attached as exhibits to this report and are incorporated by reference (and this description is qualified in its entirety by reference to such documents).
On June 15, 2011, the sale of Notes was settled and issued pursuant to an Indenture, dated June 15, 2011 (the “Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee. The Indenture includes customary terms and covenants, including certain events of default after which the Notes may be due and payable immediately.
The Notes will mature on December 15, 2016 and will pay 1.625% annual cash interest, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2011. On or after June 15, 2016, or prior to then but only under certain circumstances, the Notes will be convertible into cash up to the principal amount, with the remaining amount to be satisfied, at Integra’s option, in shares of Integra’s common stock up to a certain limit, cash or a combination thereof. The Notes will be convertible at an initial conversion rate of 17.4092 shares of Integra’s common stock per $1,000 principal amount of Notes, subject to adjustment upon certain events, which is equivalent to an initial conversion price of approximately $57.44 per share of Integra’s common stock. The Notes are Integra’s general unsecured obligations.
A copy of the Indenture (including the form of the Notes) is attached as an exhibit to this report and is incorporated herein by reference (and this description is qualified in its entirety by reference to such document).
The net proceeds from the sale of the Notes were approximately $223,675,000. Integra used a portion of the net proceeds to pay the cost of the Convertible Note Hedge Transactions, taking into account the proceeds to Integra of the Warrant Transactions; approximately $35 million of the net proceeds to purchase shares of Integra’s common stock; and the balance of the net proceeds to repay a portion of the indebtedness under Integra’s senior credit facility and for general corporate purposes.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference.
Item 3.02. Unregistered Sale of Equity Securities
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Integra offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Integra relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
Integra entered into the Warrant Transactions with the Option Counterparties in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.
To the extent that any shares of common stock are issued upon conversion of the Notes or exercise of the warrants by the Options Counterparties pursuant to the Warrant Transactions, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with conversion of the Notes and any resulting issuance of shares of common stock.
Item 9.01 Financial Statement and Exhibits.

4.1	Purchase Agreement, dated June 9, 2011, by and between Integra LifeSciences Holdings Corporation and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC

4.2	Indenture, dated June 15, 201, by and between Integra LifeSciences Holdings Corporation and Wells Fargo Bank, National Association, as trustee

10.1	Letter Agreement, dated June 9, 2011, between Deutsche Bank AG, London Branch and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.2	Letter Agreement, dated June 9, 2011, between Royal Bank of Canada and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.3	Letter Agreement, dated June 9, 2011, between The Royal Bank of Scotland plc and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.4	Letter Agreement, dated June 9, 2011, between Wells Fargo Bank, National Association and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.5	Letter Agreement, dated June 9, 2011, between Deutsche Bank AG, London Branch and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.6	Letter Agreement, dated June 9, 2011, between Royal Bank of Canada and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.7	Letter Agreement, dated June 9, 2011, between The Royal Bank of Scotland plc and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.8	Letter Agreement, dated June 9, 2011, between Wells Fargo Bank, National Association and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.9	Letter Agreement, dated June 14, 2011, between Deutsche Bank AG, London Branch and Integra LifeSciences Holdings Corporation, regarding the Additional Call Option Transaction

10.10	Letter Agreement, dated June 14, 2011, between Royal Bank of Canada and Integra LifeSciences Holdings Corporation, regarding the Additional Call Option Transaction

10.11	Letter Agreement, dated June 14, 2011, between The Royal Bank of Scotland plc and Integra LifeSciences Holdings Corporation, regarding the Additional Call Option Transaction

10.12	Letter Agreement, dated June 14, 2011, between Wells Fargo Bank, National Association and Integra LifeSciences Holdings Corporation, regarding the Additional Call Option Transaction

10.13	Letter Agreement, dated June 14, 2011, between Deutsche Bank AG, London Branch and Integra LifeSciences Holdings Corporation, regarding the Additional Warrant Transaction

10.14	Letter Agreement, dated June 14, 2011, between Royal Bank of Canada and Integra LifeSciences Holdings Corporation, regarding the Additional Warrant Transaction

10.15	Letter Agreement, dated June 14, 2011, between The Royal Bank of Scotland plc and Integra LifeSciences Holdings Corporation, regarding the Additional Warrant Transaction

10.16	Letter Agreement, dated June 14, 2011, between Wells Fargo Bank, National Association and Integra LifeSciences Holdings Corporation, regarding the Additional Warrant Transaction

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra LifeSciences Holdings Corporation
June 15, 2011	By:	Stuart M. Essig
		Name:	Stuart M. Essig
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
4.1	Purchase Agreement, dated June 9, 2011, by and between Integra LifeSciences Holdings Corporation and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC

4.2	Indenture, dated June 15, 201, by and between Integra LifeSciences Holdings Corporation and Wells Fargo Bank, National Association, as trustee

10.1	Letter Agreement, dated June 9, 2011, between Deutsche Bank AG, London Branch and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.2	Letter Agreement, dated June 9, 2011, between Royal Bank of Canada and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.3	Letter Agreement, dated June 9, 2011, between The Royal Bank of Scotland plc and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.4	Letter Agreement, dated June 9, 2011, between Wells Fargo Bank, National Association and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.5	Letter Agreement, dated June 9, 2011, between Deutsche Bank AG, London Branch and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.6	Letter Agreement, dated June 9, 2011, between Royal Bank of Canada and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.7	Letter Agreement, dated June 9, 2011, between The Royal Bank of Scotland plc and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.8	Letter Agreement, dated June 9, 2011, between Wells Fargo Bank, National Association and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.9	Letter Agreement, dated June 14, 2011, between Deutsche Bank AG, London Branch and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.10	Letter Agreement, dated June 14, 2011, between Royal Bank of Canada and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.11	Letter Agreement, dated June 14, 2011, between The Royal Bank of Scotland plc and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.12	Letter Agreement, dated June 14, 2011, between Wells Fargo Bank, National Association and Integra LifeSciences Holdings Corporation, regarding the Base Call Option Transaction

10.13	Letter Agreement, dated June 14, 2011, between Deutsche Bank AG, London Branch and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.14	Letter Agreement, dated June 14, 2011, between Royal Bank of Canada and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.15	Letter Agreement, dated June 14, 2011, between The Royal Bank of Scotland plc and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction

10.16	Letter Agreement, dated June 14, 2011, between Wells Fargo Bank, National Association and Integra LifeSciences Holdings Corporation, regarding the Base Warrant Transaction